UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01660

Exact name of registrant as specified in charter:	Prudential’s Gibraltar Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2021

Date of reporting period:	12/31/2021

Item 1 – Reports to Stockholders

Prudential’s Gibraltar Fund, Inc.

ANNUAL REPORT	December 31, 2021

This report provides financial information about Prudential’s Gibraltar Fund, Inc. (the Fund), an investment option under your variable contract.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential’s Gibraltar Fund, Inc. Table of Contents	Annual Report	December 31, 2021

∎	LETTER TO PLANHOLDERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Financial Highlights
Section C	Notes to Financial Statements
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Prudential’s Gibraltar Fund, Inc. Letter to Planholders	Annual Report	December 31, 2021

∎	DEAR PLANHOLDER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Prudential’s Gibraltar Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Prudential’s Gibraltar Fund	January 31, 2022

Market Overview — unaudited	Annual Report	December 31, 2021

Equity Market Overview

Stock markets throughout the world rallied in 2021 in reaction to massive ongoing economic stimulus packages, the re-opening of economies following COVID-19 pandemic lockdowns, rollouts of COVID-19 vaccines, record corporate profits, upbeat employment data, and strong consumer demand. However, supply-chain bottlenecks, concerns about rising inflation, and the emergence of COVID-19 variants led to occasional volatility. While developed markets shined, emerging markets faltered due largely to the poor performance of Chinese stocks and prospects of rising interest rates in the US and elsewhere.

Stocks delivered double-digit returns

For the year, the large-cap S&P 500 Index gained 28.70%, the broad-based Russell 3000 Index rose 25.66%, and the tech-heavy Nasdaq Composite Index returned 21.39%. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, returned 7.82%. By comparison, fixed income securities, as measured by the Bloomberg US Aggregate Bond Index, declined 1.54%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

The economy rebounded, inflation spiked

The pace of economic growth in the US picked up sharply during the first half of 2021, spurred by aggressive fiscal stimulus. Real gross domestic product (GDP) growth surged to 6.7% (at an annual rate) in the second quarter, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. S&P 500 Index company profits rose significantly during the year. In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, spiked 7% from its level 12 months earlier, triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep jump in energy prices.

West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of 2021 to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year. Despite the pickup in the economy, the Federal Reserve (the Fed) kept its federal funds rate target near zero throughout the year.

US stocks rose despite headwinds

During the first quarter of 2021, US stock prices posted steep gains in anticipation that economic stimulus, which included a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines would drive growth. Oil prices rose sharply, the energy sector rallied, and GDP accelerated. The stock market continued its ascent through the second and most of the third quarter but suffered a pullback in September as concerns about inflation mounted.

In November, US inflation rose at its fastest pace in nearly 40 years. To help contain it, the Fed began tapering its monthly purchase of bonds. In December, the Fed signaled it would wind down that stimulus program sooner than previously planned and raise interest rates in 2022. Despite these concerns and worries about the Omicron variant of COVID-19, stocks advanced over the final quarter as investors turned their attention to robust corporate earnings and other positive economic data.

S&P 500 Index: leaders and laggards

In 2021, the top-performing sector in the S&P 500 Index was energy, rising 54.64% on a rebound in oil prices. Next in line were real estate (+46.19%), financials (+35.04%), information technology (+34.53%), materials (+27.28%), health care (+26.13%), consumer discretionary (+24.43%), communication services (+21.57%), and industrials (+21.12%). The “defensive” consumer staples and utilities sectors rose 18.63% and 17.67%, respectively.

Growth performed in line with value, large-cap stocks topped small-cap stocks

Over the year, the Russell 3000 Growth Index returned 25.85%, slightly edging out the Russell 3000 Value Index, which rose 25.37%. The large-cap Russell 1000 Index returned 26.45%, the Russell Midcap Index gained 22.58%, and the small-cap Russell 2000 Index trailed with a return of 14.82%.

International developed market stocks also advanced

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 11.26% during the year. The MSCI UK Index returned 18.50%, and the MSCI Europe Index returned 16.30%, buoyed by government stimulus. The MSCI Japan Index returned 1.71%. Japanese stocks were pressured by supply-chain and COVID-19-related challenges.

Emerging market stocks fell

The MSCI Emerging Markets Index declined 2.54% in 2021. Investor concerns about a slowdown in China’s economy, a plunge in Chinese technology stock prices in response to a government regulatory crackdown, and worries about a stronger US dollar triggered the sell-off. The MSCI China Index dropped 21.72% while the Latin America component of the MSCI Emerging Markets Index fell 8.09% over the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2021

Fixed Income Market Overview

Government bond markets dropped modestly in 2021 as investors grew increasingly concerned about rising inflation and the prospect of interest rate hikes. Treasury Inflation-Protected Securities (TIPS) and high yield corporate bonds, however, delivered positive returns.

The global investment-grade bond market, as measured by the Bloomberg Global Aggregate Bond (USD Hedged) Index, fell 1.40% for the year, slightly outperforming the 1.54% decline of the US investment-grade bond market, as measured by the Bloomberg US Aggregate Bond Index. TIPS, issued by the US government and indexed to inflation, rose 5.96%. High yield bonds (i.e., debt rated below investment grade) outperformed their investment-grade counterparts with a gain of 5.28%, as measured by the ICE BofA US High Yield Index. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, dropped 1.80%. (All returns cited are in US dollars unless stated otherwise.)

Aggressive stimulus spurred growth, higher inflation

With unemployment falling and corporate profits rising, the US economy continued to rebound in 2021, despite higher inflation, surging energy prices, and the ongoing COVID-19 pandemic. West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of the year to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year.

Bond markets wobbled on fears of inflation, rate hikes

Early in 2021, expectations of aggressive US fiscal stimulus, including a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines raised fears that the economy could heat up and lead to higher inflation and interest rate hikes.

These concerns triggered a steep pullback in investment-grade bond prices while their yields, which move in the opposite direction to prices, rose. In the first quarter of 2021, US Treasuries suffered their second-worst quarterly performance in more than 40 years. Investors’ concerns also rippled through many international bond markets. Although US investment-grade bond returns fell over the first quarter, high yield corporate bonds posted positive total returns.

Real gross domestic product growth surged to 6.7% (at an annual rate) in the second quarter of 2021, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. Yields on long-term US Treasuries dropped modestly during the second quarter but rose notably late in the third quarter as concerns about inflation escalated.

In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, jumped 7% above its level 12 months earlier. The increase was triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep leap in energy prices. In response, the Federal Reserve signaled it would wind down its monthly purchase of bonds, a program that began at the start of the pandemic to stimulate the economy, sooner than previously planned and raise interest rates in 2022. The inflation fears bolstered demand for TIPS, which returned 2.36% over the fourth quarter, surpassing other fixed income assets.

The yield on the 10-year US Treasury note closed 2021 at 1.51%, up from 0.92% at the beginning of the year. For the year, US Treasuries fell 2.32%, investment-grade US credits declined 1.04%, mortgage-backed (agency) securities dropped 1.04%, and the Bloomberg Municipal Bond Index rose 1.52%. (Returns of US investment-grade bonds are based on Bloomberg bond indexes unless stated otherwise.)

High yield bonds outperformed

US high yield bonds, with the 5.28% gain for 2021 noted above, benefited from the rebound in the US economy, stronger-than-expected corporate earnings, fiscal stimulus, and investors’ search for enhanced yields in the low-interest-rate environment. Fundamentals of corporate bond issuers improved as the economy recovered. High yield bond prices are less susceptible to rising interest rates than US Treasuries and other higher-rated debt, although they are more sensitive to the economic outlook and earnings of companies that issue them. The annual interest rate paid on a high yield bond is typically higher than the rate on an investment-grade bond because high yield bonds are riskier.

Emerging market bonds lagged

As mentioned above, emerging market bonds fell 1.80% in 2021. China’s high yield corporate debt market was a particularly poor performer. Turkey and Brazil also lagged as they both contended with inflation and political turmoil.

Prudential’s Gibraltar Fund, Inc.	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Fund	15.26%	25.56%	19.79%
S&P 500 Index	28.70	18.47	16.54

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Fund performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted.

For the year ended December 31, 2021, Prudential’s Gibraltar Fund returned 15.26%. The Fund underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

The US economy expanded during calendar-year 2021 (the reporting period), as policymakers continued to support growth and address the challenges of the ongoing COVID-19 pandemic. The final three months of the period were marked by the emergence of the COVID-19 Omicron variant, as well as heightened concerns over inflation, which led the Federal Reserve to telegraph its plans for policy tightening in 2022. Against this backdrop, equity markets rose to all-time highs at the end of the period. Growth equities with high valuations, however, under performed meaningfully. Many of these shares were also at a peak in prices when concerns arose about the potential impact of rising interest rates on valuations.

What strategies or holdings affected the Portfolio’s performance?*

Consumer discretionary positions contributed the most to the Fund’s absolute return during the period, but underperformed their benchmark index counterparts. Tesla Inc. surged as it continued to exceed expectations around production, deliveries, and profit margins. Retailers Costco Wholesale Corp. and The Home Depot Inc. continued to report strong results, building on the momentum they had achieved since the onset of the COVID-19 pandemic by enhancing and recalibrating their omnichannel presence. Chewy Inc., an online retailer of pet food and other pet-related products, was a top detractor during the period.

Information technology holdings were solid contributors to absolute performance during the period, but also lagged their benchmark peers. Microsoft Corp. and Apple Inc. were standout performers; however, despite remaining positive on both names and holding a significant position in both, the Fund had a consistent underweight position in these stocks due to their high concentration within the benchmark. Salesforce.com Inc. was another top contributor from the technology sector. The company continues to report strong demand for workplace automation through digital transformation across all industries and geographies. The effects of the pandemic have underscored the importance of being able to work from anywhere, anytime. This backdrop provides a supportive environment for growth for flexible, cloud-based systems offered by companies such as Salesforce that are mission-critical to an enterprise.

Block Inc. (formerly Square Inc.), RingCentral Inc., Twilio Inc., Splunk Inc., and PayPal Holdings Inc. were top detractors for the period. Block’s stock price was challenged by tough year-over-year revenue growth comparisons, particularly related to its Cash App product, following very strong results in 2020. Twilio came under pressure as organic growth (i.e., excluding recent acquisitions) slowed significantly. PayPal’s stock price came under pressure later in the period. The company’s results for the third quarter fell short of market expectations, due primarily to a greater-than-expected impact from the gradual unwinding of the company’s relationship with eBay Inc. The Fund no longer held positions in eBay at the end of the period. Uneven consumer purchasing behavior related to product shortages and reduced inventory stemming from supply-chain constraints also contributed to PayPal’s performance. During the period, the Fund exited its position in RingCentral due to competitive pricing pressures and the company’s heavy reliance on third-party partners for distribution. The Fund also sold its position in Splunk due to the company’s disappointing sales revenue, rising competitive pressures, and recent senior management departures.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Prudential’s Gibraltar Fund, Inc.	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

An exposure to communication services also contributed positively to absolute results, but underperformed the sector overall. Alphabet Inc. outperformed, ending the period close to its all-time high share price. The company benefited from the stability of its core business, along with strong growth in its cloud and YouTube segments. Sea Ltd. and Spotify Technology SA were top detractors during the period. Sea, a relatively new position in the Fund, is the leading Southeast-Asian e-commerce company, operating three online platforms focused on digital entertainment (i.e., gaming), e-commerce, and digital payments. Sea’s stock was under pressure during the fourth quarter of the period on concerns over slowing gaming revenues, losses from global expansion, and potential regulatory risks related to the company’s entry into Brazil. The Fund no longer held positions in Sea at the end of the period. Meanwhile, Spotify faced challenges with subscription growth and content costs.

Within healthcare, Eli Lilly and Co. was a top performer for the period, surging to all-time highs in December 2021 on enthusiasm over drug pipeline opportunities and financial results that came in ahead of expectations. The Fund continues to have a favorable view of this diversified biopharmaceutical company that has core franchises in diabetes, immunology, neurodegeneration, and oncology. Zai Lab Ltd. and Teladoc Health Inc. were top detractors. Zai Lab is a commercial-stage biopharmaceutical company that focuses on licensing, developing, and commercializing therapeutics within oncology, infectious disease, and autoimmune disease areas. The Fund reduced holdings in Zai Lab during the period, as uncertainty around Chinese regulatory policy undermined the ability to make growth forecasts with confidence. The Fund also exited its position in Teladoc, as intensifying competition in the telemedicine industry made it more challenging for the company to achieve its longer-term growth objectives.

Within industrials, Uber Technologies Inc. detracted during the period on the back of market concerns related to the pandemic’s impact on its underlying business. These concerns aside, the company continues to see strength in revenue and ride-sharing numbers.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

Prudential’s Gibraltar Fund, Inc. (As of 12/31/2021)

Ten Largest Holdings	Line of Business	% of Net Assets
Tesla, Inc.	Automobiles	7.6%

Amazon.com, Inc.	Internet &Direct Marketing Retail	6.4%
Microsoft Corp.	Software	6.2%

Apple, Inc.	Technology Hardware, Storage &Peripherals	6.0%
Alphabet, Inc. (Class C Stock)	Interactive Media &Services	5.8%

salesforce.com, Inc.	Software	5.3%
Adobe, Inc.	Software	4.9%

Costco Wholesale Corp.	Food &Staples Retailing	4.8%
NIKE, Inc. (Class B Stock)	Textiles, Apparel &Luxury Goods	4.8%

Shopify, Inc. (Canada) (Class A Stock)	IT Services	4.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Prudential’s Gibraltar Fund, Inc. Benchmark Glossary — unaudited	December 31, 2021

The index is unmanaged and includes reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright ©2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Prudential’s Gibraltar Fund, Inc. Fees and Expenses — unaudited	December 31, 2021

As a Planholder investing in the Fund through a variable contract, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your contract. If contract charges were included, the costs shown below would be higher. Please consult your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Fund expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Fund expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Prudential’sGibraltar Fund, Inc.		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Prudential’s Gibraltar Fund, Inc.	Actual	$1,000.00	$1,041.17	0.63%	$3.24
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

* Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PRUDENTIAL’S GIBRALTAR FUND, INC.

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.8%

COMMON STOCKS
Automobiles — 7.6%
Tesla, Inc.*	16,550	$17,489,709

Biotechnology — 1.3%
Vertex Pharmaceuticals, Inc.*	7,445	1,634,922
Zai Lab Ltd. (China), ADR*(a)	21,842	1,372,770

		3,007,692

Capital Markets — 3.1%
KKR & Co., Inc.	31,409	2,339,970
S&P Global, Inc.	10,063	4,749,032

		7,089,002

Entertainment — 0.8%
Spotify Technology SA*	7,743	1,812,094

Food & Staples Retailing — 4.8%
Costco Wholesale Corp.	19,425	11,027,573

Hotels, Restaurants & Leisure — 2.1%
Airbnb, Inc. (Class A Stock)*	29,727	4,949,248

Interactive Media & Services — 14.7%
Alphabet, Inc. (Class A Stock)*	2,676	7,752,479
Alphabet, Inc. (Class C Stock)*	4,638	13,420,471
Match Group, Inc.*	19,066	2,521,479
Meta Platforms, Inc. (Class A Stock)*	20,629	6,938,564
Snap, Inc. (Class A Stock)*	52,847	2,485,394
ZoomInfo Technologies, Inc.*	11,567	742,601

		33,860,988

Internet & Direct Marketing Retail — 7.7%
Amazon.com, Inc.*	4,420	14,737,783
Chewy, Inc. (Class A Stock)*(a)	51,183	3,018,261

		17,756,044

IT Services — 14.1%
Block, Inc.*	22,294	3,600,704
Mastercard, Inc. (Class A Stock)	19,430	6,981,588
PayPal Holdings, Inc.*	14,318	2,700,089
Shopify, Inc. (Canada) (Class A Stock)*	6,698	9,225,758
Twilio, Inc. (Class A Stock)*	12,607	3,319,927
Visa, Inc. (Class A Stock)(a)	29,955	6,491,548

		32,319,614

Life Sciences Tools & Services — 0.7%
Danaher Corp.	4,636	1,525,290

Personal Products — 2.3%
Estee Lauder Cos., Inc. (The) (Class A Stock)	14,622	5,413,064

Pharmaceuticals — 3.5%
Eli Lilly & Co.	29,226	8,072,806

Road & Rail — 2.3%
Uber Technologies, Inc.*	123,774	5,189,844

Software — 16.4%
Adobe, Inc.*	19,792	11,223,251
Microsoft Corp.	42,337	14,238,780
salesforce.com, Inc.*	47,889	12,170,032

		37,632,063

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail — 4.0%
Carvana Co.*	12,151	$2,816,480
Home Depot, Inc. (The)	11,309	4,693,348
TJX Cos., Inc. (The)	23,292	1,768,329

		9,278,157

Technology Hardware, Storage & Peripherals — 6.0%
Apple, Inc.	77,404	13,744,628

Textiles, Apparel & Luxury Goods — 8.4%
Kering SA (France), ADR	44,406	3,575,127
Lululemon Athletica, Inc.*	12,062	4,721,670
NIKE, Inc. (Class B Stock)	65,647	10,941,386

		19,238,183

TOTAL LONG-TERM INVESTMENTS (cost $77,143,411)		229,405,999

SHORT-TERM INVESTMENTS — 4.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	459,121	459,121
PGIM Institutional Money Market Fund (cost $9,177,134; includes $9,176,492 of cash collateral for securities on loan)(b)(wa)	9,192,051	9,185,617

TOTAL SHORT-TERM INVESTMENTS (cost $9,636,255)		9,644,738

TOTAL INVESTMENTS—104.0% (cost $86,779,666)		239,050,737
Liabilities in excess of other assets — (4.0)%		(9,285,266)

NET ASSETS — 100.0%		$229,765,471

Below is a list of the abbreviation(s) used in the annual report:

ADR — American Depositary Receipt

LIBOR — London Interbank Offered Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $8,885,007; cash collateral of $9,176,492 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

SEE NOTES TO FINANCIAL STATEMENTS.

A1

PRUDENTIAL’S GIBRALTAR FUND, INC. (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Automobiles	$17,489,709	$—	$—
Biotechnology	3,007,692	—	—
Capital Markets	7,089,002	—	—
Entertainment	1,812,094	—	—
Food & Staples Retailing	11,027,573	—	—
Hotels, Restaurants & Leisure	4,949,248	—	—
Interactive Media & Services	33,860,988	—	—
Internet & Direct Marketing Retail	17,756,044	—	—
IT Services	32,319,614	—	—
Life Sciences Tools & Services	1,525,290	—	—
Personal Products	5,413,064	—	—
Pharmaceuticals	8,072,806	—	—
Road & Rail	5,189,844	—	—
Software	37,632,063	—	—
Specialty Retail	9,278,157	—	—
Technology Hardware, Storage & Peripherals	13,744,628	—	—
Textiles, Apparel & Luxury Goods	19,238,183	—	—
Short-Term Investments
Affiliated Mutual Funds	9,644,738	—	—

Total	$239,050,737	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Software	16.4%
Interactive Media & Services	14.7
IT Services	14.1
Textiles, Apparel & Luxury Goods	8.4
Internet & Direct Marketing Retail	7.7
Automobiles	7.6
Technology Hardware, Storage & Peripherals	6.0
Food & Staples Retailing	4.8
Affiliated Mutual Funds (4.0% represents investments purchased with collateral from securities on loan)	4.2
Specialty Retail	4.0
Pharmaceuticals	3.5

Capital Markets	3.1%
Personal Products	2.3
Road & Rail	2.3
Hotels, Restaurants & Leisure	2.1
Biotechnology	1.3
Entertainment	0.8
Life Sciences Tools & Services	0.7

104.0
Liabilities in excess of other assets	(4.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

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PRUDENTIAL’S GIBRALTAR FUND, INC. (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$8,885,007	$(8,885,007)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

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PRUDENTIAL’S GIBRALTAR FUND, INC. (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $8,885,007:
Unaffiliated investments (cost $77,143,411)	$229,405,999
Affiliated investments (cost $9,636,255)	9,644,738
Tax reclaim receivable	53,115
Dividends receivable	1,071
Prepaid expenses	2,062

Total Assets	239,106,985

LIABILITIES
Payable to broker for collateral for securities on loan	9,176,492
Management fee payable	106,503
Accrued expenses and other liabilities	58,109
Directors’ fees payable	410

Total Liabilities	9,341,514

NET ASSETS	$229,765,471

Net assets were comprised of:
Shares of beneficial interest, at par	$94,025
Paid-in capital in excess of par	73,854,801
Total distributable earnings (loss)	155,816,645

Net assets, December 31, 2021	$229,765,471

Net asset value and redemption price per share, $229,765,471 / 9,402,497 outstanding shares of common stock (authorized 75,000,000 shares)	$24.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $10,047 foreign withholding tax)	$758,571
Income from securities lending, net (including affiliated income of $9,681)	10,072
Affiliated dividend income	7,420

Total income	776,063

EXPENSES
Management fee	1,274,211
Custodian and accounting fees	43,769
Audit fee	31,200
Legal fees and expenses	21,406
Directors’ fees	12,730
Miscellaneous	20,855

Total expenses	1,404,171

NET INVESTMENT INCOME (LOSS)	(628,108)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $1,910)	28,835,623
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(3,707))	4,337,659

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	33,173,282

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,545,174

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$(628,108)	$177,829
Net realized gain (loss) on investment transactions	28,835,623	31,079,414
Net change in unrealized appreciation (depreciation) on investments	4,337,659	39,247,450

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,545,174	70,504,693

DIVIDENDS AND DISTRIBUTIONS
Distributions from distributable earnings	(41,524,343)	(21,707,458)

CAPITAL STOCK TRANSACTIONS
Capital stock sold [2 and 13,909 shares, respectively]	42	321,625
Capital stock issued in reinvestment of dividends [1,648,269 and 885,046 shares, respectively]	41,524,343	21,707,458
Capital stock purchased [1,068,475 and 1,010,221 shares, respectively]	(28,764,731)	(22,590,959)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS	12,759,654	(561,876)

TOTAL INCREASE (DECREASE)	3,780,485	48,235,359
NET ASSETS:
Beginning of year	225,984,986	177,749,627

End of year	$229,765,471	$225,984,986

SEE NOTES TO FINANCIAL STATEMENTS.

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Financial Highlights

Prudential’s Gibraltar Fund, Inc.
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net Asset Value, beginning of year	$25.61	$19.90	$16.30	$17.18	$14.31

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.07)	0.02	0.05	0.05	0.05
Net realized and unrealized gain (loss) on investment transactions	3.91	8.30	5.26	0.83	5.11

Total from investment operations	3.84	8.32	5.31	0.88	5.16

Less Dividends and Distributions:
Dividends from net investment income	—	(0.03)	(0.04)	(0.04)	(0.05)
Distributions from net realized gains on investments	(5.01)	(2.58)	(1.67)	(1.72)	(2.24)

Total dividends and distributions	(5.01)	(2.61)	(1.71)	(1.76)	(2.29)

Net Asset Value, end of year	$24.44	$25.61	$19.90	$16.30	$17.18

Total Return(a)	15.26%	42.73%	33.13%	4.61%	36.24%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$230	$226	$178	$151	$161
Average net assets (in millions)	$232	$195	$167	$171	$158
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	0.61%	0.62%	0.62%	0.61%	0.62%
Expenses before waivers and/or expense reimbursement	0.61%	0.62%	0.62%	0.61%	0.62%
Net investment income (loss)	(0.27)%	0.09%	0.25%	0.25%	0.29%
Portfolio turnover rate(c)	18%	22%	16%	12%	16%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(b)	Does not include expenses of the underlying funds in which the Fund invests.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS

1. Organization

Prudential’s Gibraltar Fund, Inc. (the “Fund”) was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”) and is a diversified fund for purposes of the 1940 Act. The Fund was organized by The Prudential Insurance Company of America (“PICA”) to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program (“FSP”). The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

The investment objective of the Fund is growth of capital to the extent compatible with a concern for preservation of principal.

2. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

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Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income semi-annually and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders,

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which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Fund has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of the subadviser.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.55% of the Fund’s average daily net assets of the Fund. All amounts paid or payable by the Fund to the Manager, under the agreement, are reflected in the Statement of Operations.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the shares of the Fund. No distribution or service fees are paid to PIMS as distributor of shares of the Fund.

The Fund has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Fund. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the reporting period ended December 31, 2021, brokerage commission recaptured under these agreements was $2,931.

PGIM Investments, PICA, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended December 31, 2021, no 17a-7 transactions were entered into by the Fund.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2021, were $39,648,895 and $58,085,322, respectively.

Asummary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2021, is presented as follows:

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$11,401,041	$29,818,999	$40,760,919	$—	$—	$459,121	459,121	$7,420
PGIM Institutional Money Market Fund(1)(b)(wa)
27,684,893	137,114,337	155,611,816	(3,707)	1,910	9,185,617	9,192,051	9,681	(2)

$39,085,934	$166,933,336	$196,372,735	$(3,707)	$1,910	$9,644,738		$17,101

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax period ended December 31, 2021, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $628,108 due to a net-operating loss reclass. Net investment income (loss), net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended December 31, 2021, the tax character of dividends paid by the Fund were $296,952 of ordinary income and $41,227,391 of long-term capital gains. For the year ended December 31, 2020, the tax character of dividends paid by the Fund were $2,521,172 of ordinary income and $19,186,286 of long-term capital gains.

As of December 31, 2021, the accumulated undistributed earnings on a tax basis was $3,593,764 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$86,827,856	$158,095,925	$(5,873,044)	$152,222,881

The difference between GAAP and tax basis is primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2021 are subject to such review.

7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000

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	Current SCA	Prior SCA
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended December 31, 2021.

8. Capital and Ownership

Pursuant to the Fund’s Articles of Incorporation, the Fund is authorized to issue 75,000,000 shares, with a par value of $0.01 per share, and an aggregate par value of $750,000.

As of December 31, 2021, all shares of record of the Fund were owned by PICA on behalf of the owners of the three variable insurance products: Prudential’s Investment Plan Account, Prudential’s Annuity Plan Account and Prudential’s Annuity Plan Account-2.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Fund could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Fund. In addition, due to decreases in liquidity, the Fund may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Expense Risk: The actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons, including, for example, if the Fund’s average net assets decrease.

Investment Style Risk: Securities held by the Fund as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Fund may underperform other funds that invest in similar asset classes but use different investment styles.

Liquidity and Valuation Risk: The Fund may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Fund may be unable to sell those portfolio holdings at the desired time or price and may have difficulty determining the value of such securities for the purpose of determining the Fund’s net asset value. In such cases, investments owned by the Fund may be valued at fair value pursuant to guidelines established by the Fund’s Board of Directors. No assurance can be given that the fair value prices accurately reflect the value of the security. The Fund is subject to a liquidity risk management program, which limits the ability of the Fund to invest in illiquid investments.

Market and Management Risk: Markets in which the Fund invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, including quantitative models or methods, used by a subadviser in making investment decisions for the Fund are subject to

C5

human error and may not produce the intended or desired results. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and have a significant adverse impact on the economy. There is no guarantee that the investment objective of the Fund will be achieved.

Regulatory Risk: The Fund is subject to a variety of laws and regulations which govern its operations. The Fund is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which the Fund invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Fund, a security, business, sector or market.

10. Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Prudential’s Gibraltar Fund, Inc. and Shareholders of Prudential’s Gibraltar Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prudential’s Gibraltar Fund, Inc. (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 12, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 15, 2022

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

D1

FEDERAL INCOME TAX INFORMATION (unaudited)

We are advising you that during the year ended December 31, 2021, the Fund reports the maximum amount allowed per share but not less than $4.97 as a capital gain distribution in accordance with Section 852 (b)(3)(C) of the Internal Revenue Code.

For the year ended December 31, 2021, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential’s Gibraltar Fund, Inc.	47.98%	39.07%

D2

INFORMATION ABOUT TRUSTEES AND OFFICERS

MANAGEMENT OF THE FUND

Information pertaining to the Directors and officers of the Fund is set forth below.The Directors are also referred to as “Trustees” or “Board Members.” Trustees who are not deemed to be interested persons of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees oversee the operations of the Fund and appoint officers who are responsible for the day-to-day business decisions based on policies set by the Board. The Fund is also referred to as the “Trust.” The “Fund Complex” consists of the Fund and any other investment companies managed by PGIM Investments LLC (PGIM Investments or the Investment Manager).

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 90	Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 -2021).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 90	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman &CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President &CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy,Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy,Inc. (since 1998); Director of Arthur J. Gallagher &Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 90	Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 90	Trinity Investors (Since September 2014); formerly,Managing Director of Cappello Waterfield &Co. LLC (2011-2014); formerly Vice Chair,Global Research, J.P.Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns &Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns &Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 90	Formerly Group Managing Director,International Expansion and Regional Managing Director,Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); Formerly Non-Executive Director of Clyde &Co. (January 2020 – June 2021); Formerly Non-Executive Chairman (September 2019 – January 2021) of Litera Microsystems.	Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 90	Director of ICI Mutual Insurance Company (June 2020 -present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer,Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

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Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 90	Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; Formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director,President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director,Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation,Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 90	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment &Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary	Chief Legal Officer,Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown &Wood LLP (1999-2004).	Since December 2005
Andrew R. French 1962 Secretary	Vice President (since December 2018 -present) of PGIM Investments LLC; formerly,Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since March 2021
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly,Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

E2

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly,Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly,Director of Fund Administration of Lord Abbett &Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager,Investment Management Practice of Deloitte &Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte &Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh &McLennan (May 1994 – May 1997).	Since June 2017

(a) Excludes Mr.Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy Cronin is an Interested Trustee because he is employed by an affiliate of the Investment Manager of the Trust.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy,which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or AST Investment Services, Inc. (ASTIS) that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

Investors should carefully consider the contract and the Fund’s investment objective, risks, and charges and expenses before investing. The contract and the Fund prospectus contain information relating to investment objectives, risks, and charges and expenses, as well as other important information. Read them carefully before investing or sending money.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. For costs and complete details, refer to your contract or contact your licensed financial professional. Contract guarantees are based on the claims-paying ability of the issuing company.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available http://www.sec.gov on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling (888) 778-2888.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of The Prudential Insurance Company of America are available upon request. Youmay call (800) 944-8786 to obtain a free copy of the Audited Financial Statements.

For service-related questions, please contact the Annuity Service Center at (888) 778-2888.

©2022 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

FSP-AR

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen Chipman, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)   Audit Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $27,200 and $27,200 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2021, and December 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended December 31, 2020, fess of $4,945 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended December 31, 2021 and December 31, 2020: none.

(d) All Other Fees

For the fiscal years ended December 31, 2021 and December 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed

$30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2021 and December 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2021 and December 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential’s Gibraltar Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 15, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 15, 2022